Exhibit 99.1
FOR IMMEDIATE RELEASE
October 24, 2024
For further information contact:
Keith Suchodolski, Senior Executive Vice President and Chief Operating Officer, or
Sean Byrnes, Executive Vice President and Chief Financial Officer
Kearny Financial Corp.
(973) 244-4500
KEARNY FINANCIAL CORP. ANNOUNCES FIRST QUARTER FISCAL 2025 RESULTS
AND DECLARATION OF CASH DIVIDEND

Fairfield, N.J., October 24, 2024 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended September 30, 2024 of $6.1 million, or $0.10 per diluted share, compared to a GAAP net loss of $90.1 million, or $1.45 per diluted share, for the quarter ended June 30, 2024. The net loss for the quarter ended June 30, 2024 included a goodwill impairment of $95.3 million, as previously disclosed. Excluding this item, net income for the quarter ended September 30, 2024 increased $496,000 from adjusted net income of $5.6 million for the quarter ended June 30, 2024.

The Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.11 per share, payable on November 20, 2024, to stockholders of record as of November 6, 2024.

Craig L. Montanaro, President and Chief Executive Officer, commented, “I’m pleased to report that this quarter saw our net interest margin reach its inflection point and begin to ascend. Despite four basis points of quarterly compression, each successive month of the quarter reflected an increase in our net interest margin. The recent fed funds rate reduction of 50 basis points has already begun translating into a cost of funds benefit in October. Additional fed funds rate cuts, which the market is anticipating, will be a positive catalyst for our liability-sensitive balance sheet.”

Mr. Montanaro continued, “Regarding asset quality, our loan portfolio remains strong. Minimal exposure to New York City rent-regulated multifamily and office real estate, coupled with our robust commercial real estate ACL coverage ratios and peer-leading charge-off ratios, leaves us well-positioned in the current environment.”

Balance Sheet
•Total assets were $7.77 billion at September 30, 2024, an increase of $88.9 million, or 1.2%, from June 30, 2024.
•Investment securities totaled $1.20 billion at September 30, 2024, a decrease of $5.5 million, or 0.5%, from June 30, 2024.
•Loans receivable totaled $5.78 billion at September 30, 2024, an increase of $51.5 million, or 0.9%, from June 30, 2024, primarily reflecting growth in one- to four-family residential mortgage loans and construction loans.
•Deposits were $5.47 billion at September 30, 2024, an increase of $312.4 million, or 6.1%, from June 30, 2024. This increase was largely the result of a reallocation from Federal Home Loan Bank (“FHLB”) advances into brokered certificates of deposits, due to the relatively more favorable economics of brokered deposits compared to advances.
•Borrowings were $1.48 billion at September 30, 2024, a decrease of $229.9 million, or 13.4%, from June 30, 2024, primarily reflecting a decrease in FHLB borrowings offset by an increase in brokered certificates of deposits, as noted above.
•At September 30, 2024, the Company maintained available secured borrowing capacity with the FHLB and the Federal Reserve Discount Window of $2.06 billion, an increase of $240.0 million from June 30, 2024, and represents 26.5% of total assets.

Earnings
Net Interest Income and Net Interest Margin
•Net interest margin contracted four basis points to 1.80% for the quarter ended September 30, 2024. The decrease for the quarter was driven by increases in the cost and average balances of interest-bearing deposits and a decrease in the average balance of interest-earning assets, partially offset by decreases in the average balances of interest-bearing borrowings and higher yields on interest-earning assets.
•For the quarter ended September 30, 2024, net interest income decreased $830,000 to $32.4 million from $33.3 million for the quarter ended June 30, 2024. Included in net interest income for the quarters ended September 30, 2024 and June 30, 2024, respectively, was purchase accounting accretion of $649,000 and $612,000, and loan prepayment penalty income of $52,000 and $366,000.
Non-Interest Income
•Non-interest income decreased $1.2 million to income of $4.6 million for the quarter ended September 30, 2024, from $5.8 million for the quarter ended June 30, 2024. Included in non-interest income for the quarter ended June 30, 2024 was a non-recurring contract renewal bonus of $750,000 and $1.1 million in non-recurring payments on two life insurance policies, partially offset by a $392,000 non-recurring exchange charge related to the December 2023 Bank Owned Life Insurance (“BOLI”) restructure. No such non-recurring items were recorded during the quarter ended September 30, 2024.
•Income from BOLI decreased $642,000 to $2.6 million for the quarter ended September 30, 2024 from $3.2 million for the quarter ended June 30, 2024, primarily driven by the non-recurring items recorded for the quarter ended June 30, 2024, as disclosed above.
Non-Interest Expense
•For the quarter ended September 30, 2024, non-interest expense decreased $96.8 million, or 76.5%, to $29.8 million from $126.6 million for the quarter ended June 30, 2024, driven by a non-cash goodwill impairment recognized in the prior comparative period. Excluding the goodwill impairment, adjusted non-interest expense increased $605,000 from $29.2 million, primarily driven by increases in salary and benefits expense and other expense.
•Salary and benefits expense increased $232,000 primarily driven by annual merit increases and higher payroll taxes, partially offset by a non-recurring decrease in stock-based compensation.
•Other expense increased $344,000 primarily driven by an increase of $243,000 in the provision for credit losses on off balance sheet commitments.
Income Taxes
•Income tax expense totaled $1.1 million for the quarter ended September 30, 2024, compared to an income tax benefit of $917,000 for the quarter ended June 30, 2024. The increase in income tax expense was primarily due to higher pre-tax income in the current quarter, coupled with a partial reversal of the deferred tax liability associated with the previously recorded goodwill impairment in the prior quarter.
Asset Quality
•The balance of non-performing assets remained steady at $39.9 million, or 0.51% of total assets, at September 30, 2024, and $39.9 million, or 0.52% of total assets, at June 30, 2024, respectively.
•Net charge-offs totaled $124,000, or 0.01% of average loans, on an annualized basis, for the quarter ended September 30, 2024, compared to $3.5 million, or 0.25% of average loans, on an annualized basis, for the quarter ended June 30, 2024.
•For the quarter ended September 30, 2024, the Company recorded a provision for credit losses of $108,000, compared to $3.5 million for the quarter ended June 30, 2024. The provision for credit loss expense for the quarter ended September 30, 2024 was primarily driven by loan growth.
•The allowance for credit losses (“ACL”) was $44.9 million, or 0.78% of total loans, at September 30, 2024 and remained unchanged from June 30, 2024.

Capital
•For the quarter ended September 30, 2024, book value per share decreased $0.06, or 0.5%, to $11.64 while tangible book value per share decreased $0.05, or 0.5%, to $9.85.
•At September 30, 2024, total stockholders’ equity included after-tax net unrealized losses on securities available for sale of $76.0 million, partially offset by after-tax unrealized gains on derivatives of $11.0 million. After-tax net unrecognized losses on securities held to maturity of $8.2 million were not reflected in total stockholders’ equity.
•At September 30, 2024, the Company’s tangible equity to tangible assets ratio equaled 8.31% and the regulatory capital ratios of both the Company and the Bank were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

This earnings release should be read in conjunction with Kearny Financial Corp.’s Q1 2025 Investor Presentation, a copy of which is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com and via a Current Report on Form 8-K on the website of the Securities and Exchange Commission at www.sec.gov.
Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Category: Earnings

Linked-Quarter Comparative Financial Analysis
Kearny Financial Corp.
Consolidated Balance Sheets
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2024	June 30, 2024	Variance or Change	Variance or Change Pct.
Assets
Cash and cash equivalents	$155,574	$63,864	$91,710	143.6%
Securities available for sale	1,070,811	1,072,833	(2,022)	-0.2%
Securities held to maturity	132,256	135,742	(3,486)	-2.6%
Loans held-for-sale	8,866	6,036	2,830	46.9%
Loans receivable	5,784,246	5,732,787	51,459	0.9%
Less: allowance for credit losses on loans	(44,923)	(44,939)	(16)	—%
Net loans receivable	5,739,323	5,687,848	51,475	0.9%
Premises and equipment	45,189	44,940	249	0.6%
Federal Home Loan Bank stock	57,706	80,300	(22,594)	-28.1%
Accrued interest receivable	29,467	29,521	(54)	-0.2%
Goodwill	113,525	113,525	—	—%
Core deposit intangible	1,805	1,931	(126)	-6.5%
Bank owned life insurance	300,186	297,874	2,312	0.8%
Deferred income taxes, net	50,131	50,339	(208)	-0.4%
Other assets	67,540	98,708	(31,168)	-31.6%
Total assets	$7,772,379	$7,683,461	$88,918	1.2%

Liabilities
Deposits:
Non-interest-bearing	$592,099	$598,366	$(6,267)	-1.0%
Interest-bearing	4,878,413	4,559,757	318,656	7.0%
Total deposits	5,470,512	5,158,123	312,389	6.1%
Borrowings	1,479,888	1,709,789	(229,901)	-13.4%
Advance payments by borrowers for taxes	17,824	17,409	415	2.4%
Other liabilities	52,618	44,569	8,049	18.1%
Total liabilities	7,020,842	6,929,890	90,952	1.3%

Stockholders' Equity
Common stock	646	644	2	0.3%
Paid-in capital	493,523	493,680	(157)	—%
Retained earnings	342,522	343,326	(804)	-0.2%
Unearned ESOP shares	(20,430)	(20,916)	486	2.3%
Accumulated other comprehensive loss	(64,724)	(63,163)	(1,561)	-2.5%
Total stockholders' equity	751,537	753,571	(2,034)	-0.3%
Total liabilities and stockholders' equity	$7,772,379	$7,683,461	$88,918	1.2%

Consolidated capital ratios
Equity to assets	9.67%	9.81%	-0.14%
Tangible equity to tangible assets (1)	8.31%	8.43%	-0.12%

Share data
Outstanding shares	64,580	64,434	146	0.2%
Book value per share	$11.64	$11.70	$(0.06)	-0.5%
Tangible book value per share (2)	$9.85	$9.90	$(0.05)	-0.5%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income (Loss)
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	Three Months Ended		Variance or Change	Variance or Change Pct.
	September 30, 2024	June 30, 2024
Interest income
Loans	$66,331	$65,819	$512	0.8%
Taxable investment securities	14,384	14,802	(418)	-2.8%
Tax-exempt investment securities	71	80	(9)	-11.3%
Other interest-earning assets	2,466	2,289	177	7.7%
Total interest income	83,252	82,990	262	0.3%

Interest expense
Deposits	35,018	32,187	2,831	8.8%
Borrowings	15,788	17,527	(1,739)	-9.9%
Total interest expense	50,806	49,714	1,092	2.2%
Net interest income	32,446	33,276	(830)	-2.5%
Provision for credit losses	108	3,527	(3,419)	-96.9%
Net interest income after provision for credit losses	32,338	29,749	2,589	8.7%

Non-interest income
Fees and service charges	635	580	55	9.5%
Gain on sale of loans	200	111	89	80.2%
Income from bank owned life insurance	2,567	3,209	(642)	-20.0%
Electronic banking fees and charges	391	1,130	(739)	-65.4%
Other income	833	776	57	7.3%
Total non-interest income	4,626	5,806	(1,180)	-20.3%

Non-interest expense
Salaries and employee benefits	17,498	17,266	232	1.3%
Net occupancy expense of premises	2,798	2,738	60	2.2%
Equipment and systems	3,860	3,785	75	2.0%
Advertising and marketing	342	480	(138)	-28.8%
Federal deposit insurance premium	1,563	1,532	31	2.0%
Directors' compensation	361	360	1	0.3%
Goodwill impairment	—	97,370	(97,370)	-100.0%
Other expense	3,364	3,020	344	11.4%
Total non-interest expense	29,786	126,551	(96,765)	-76.5%
Income (loss) before income taxes	7,178	(90,996)	98,174	107.9%
Income taxes	1,086	(917)	2,003	-218.4%
Net income (loss)	$6,092	$(90,079)	$96,171	106.8%

Net income (loss) per common share (EPS)
Basic	$0.10	$(1.45)	$1.55
Diluted	$0.10	$(1.45)	$1.55

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$—
Cash dividends declared	$6,896	$6,903	$(7)
Dividend payout ratio	113.2%	-7.7%	120.9%

Weighted average number of common shares outstanding
Basic	62,389	62,254	135
Diluted	62,420	62,254	166

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

(Dollars in Thousands)	Three Months Ended		Variance or Change	Variance or Change Pct.
	September 30, 2024	June 30, 2024
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,761,593	$5,743,008	$18,585	0.3%
Taxable investment securities	1,314,945	1,343,541	(28,596)	-2.1%
Tax-exempt investment securities	12,244	13,737	(1,493)	-10.9%
Other interest-earning assets	131,981	128,257	3,724	2.9%
Total interest-earning assets	7,220,763	7,228,543	(7,780)	-0.1%
Non-interest-earning assets	467,670	466,537	1,133	0.2%
Total assets	$7,688,433	$7,695,080	$(6,647)	-0.1%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,282,608	$2,310,521	$(27,913)	-1.2%
Savings	668,240	631,622	36,618	5.8%
Certificates of deposit	1,755,589	1,613,798	141,791	8.8%
Total interest-bearing deposits	4,706,437	4,555,941	150,496	3.3%
Borrowings:
Federal Home Loan Bank advances	1,325,583	1,507,192	(181,609)	-12.0%
Other borrowings	237,011	228,461	8,550	3.7%
Total borrowings	1,562,594	1,735,653	(173,059)	-10.0%
Total interest-bearing liabilities	6,269,031	6,291,594	(22,563)	-0.4%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	599,095	589,438	9,657	1.6%
Other non-interest-bearing liabilities	69,629	62,978	6,651	10.6%
Total non-interest-bearing liabilities	668,724	652,416	16,308	2.5%
Total liabilities	6,937,755	6,944,010	(6,255)	-0.1%
Stockholders' equity	750,678	751,070	(392)	-0.1%
Total liabilities and stockholders' equity	$7,688,433	$7,695,080	$(6,647)	-0.1%

Average interest-earning assets to average interest-bearing liabilities	115.18%	114.89%	0.29%	0.3%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Three Months Ended		Variance or Change
	September 30, 2024	June 30, 2024
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.61%	4.58%	0.03%
Taxable investment securities	4.38%	4.41%	-0.03%
Tax-exempt investment securities (1)	2.32%	2.32%	—%
Other interest-earning assets	7.47%	7.14%	0.33%
Total interest-earning assets	4.61%	4.59%	0.02%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	3.13%	3.06%	0.07%
Savings	1.05%	0.63%	0.42%
Certificates of deposit	3.51%	3.35%	0.16%
Total interest-bearing deposits	2.98%	2.83%	0.15%
Borrowings:
Federal Home Loan Bank advances	3.82%	3.86%	-0.04%
Other borrowings	5.28%	5.24%	0.04%
Total borrowings	4.04%	4.04%	—%
Total interest-bearing liabilities	3.24%	3.16%	0.08%

Interest rate spread (2)	1.37%	1.43%	-0.06%
Net interest margin (3)	1.80%	1.84%	-0.04%

Non-interest income to average assets (annualized)	0.24%	0.30%	-0.06%
Non-interest expense to average assets (annualized)	1.55%	6.58%	-5.03%

Efficiency ratio (4)	80.35%	323.81%	-243.46%

Return on average assets (annualized)	0.32%	-4.68%	5.00%
Return on average equity (annualized)	3.25%	-47.97%	51.22%
Return on average tangible equity (annualized) (5)	3.89%	3.33%	0.56%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis
Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
	(Unaudited)	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Cash and cash equivalents	$155,574	$63,864	$71,027	$73,860	$57,219
Securities available for sale	1,070,811	1,072,833	1,098,655	1,144,175	1,215,633
Securities held to maturity	132,256	135,742	139,643	141,959	143,730
Loans held-for-sale	8,866	6,036	4,117	14,030	3,934
Loans receivable	5,784,246	5,732,787	5,758,336	5,745,629	5,736,049
Less: allowance for credit losses on loans	(44,923)	(44,939)	(44,930)	(44,867)	(46,872)
Net loans receivable	5,739,323	5,687,848	5,713,406	5,700,762	5,689,177
Premises and equipment	45,189	44,940	45,053	45,928	46,868
Federal Home Loan Bank stock	57,706	80,300	81,347	83,372	81,509
Accrued interest receivable	29,467	29,521	31,065	30,258	29,766
Goodwill	113,525	113,525	210,895	210,895	210,895
Core deposit intangible	1,805	1,931	2,057	2,189	2,323
Bank owned life insurance	300,186	297,874	296,493	256,064	294,491
Deferred income taxes, net	50,131	50,339	47,225	46,116	56,500
Other real estate owned	—	—	—	11,982	12,956
Other assets	67,540	98,708	100,989	136,242	129,865
Total assets	$7,772,379	$7,683,461	$7,841,972	$7,897,832	$7,974,866

Liabilities
Deposits:
Non-interest-bearing	$592,099	$598,366	$586,089	$584,130	$595,141
Interest-bearing	4,878,413	4,559,757	4,622,961	4,735,500	4,839,027
Total deposits	5,470,512	5,158,123	5,209,050	5,319,630	5,434,168
Borrowings	1,479,888	1,709,789	1,722,178	1,667,055	1,626,933
Advance payments by borrowers for taxes	17,824	17,409	17,387	16,742	16,907
Other liabilities	52,618	44,569	44,279	46,427	47,324
Total liabilities	7,020,842	6,929,890	6,992,894	7,049,854	7,125,332

Stockholders' Equity
Common stock	646	644	644	645	652
Paid-in capital	493,523	493,680	493,187	493,297	497,269
Retained earnings	342,522	343,326	440,308	439,755	460,464
Unearned ESOP shares	(20,430)	(20,916)	(21,402)	(21,889)	(22,375)
Accumulated other comprehensive loss	(64,724)	(63,163)	(63,659)	(63,830)	(86,476)
Total stockholders' equity	751,537	753,571	849,078	847,978	849,534
Total liabilities and stockholders' equity	$7,772,379	$7,683,461	$7,841,972	$7,897,832	$7,974,866

Consolidated capital ratios
Equity to assets	9.67%	9.81%	10.83%	10.74%	10.65%
Tangible equity to tangible assets (1)	8.31%	8.43%	8.34%	8.26%	8.20%

Share data
Outstanding shares	64,580	64,434	64,437	64,445	65,132
Book value per share	$11.64	$11.70	$13.18	$13.16	$13.04
Tangible book value per share (2)	$9.85	$9.90	$9.87	$9.85	$9.77
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Loan portfolio composition:
Commercial loans:
Multi-family mortgage	$2,646,187	$2,645,851	$2,645,195	$2,651,274	$2,699,151
Nonresidential mortgage	950,771	948,075	965,539	947,287	946,801
Commercial business	145,984	142,747	147,326	144,134	149,229
Construction	227,327	209,237	229,457	221,933	230,703
Total commercial loans	3,970,269	3,945,910	3,987,517	3,964,628	4,025,884
One- to four-family residential mortgage	1,768,230	1,756,051	1,741,644	1,746,065	1,689,051
Consumer loans:
Home equity loans	44,741	44,104	42,731	43,517	42,896
Other consumer	2,965	2,685	3,198	2,728	2,644
Total consumer loans	47,706	46,789	45,929	46,245	45,540
Total loans, excluding yield adjustments	5,786,205	5,748,750	5,775,090	5,756,938	5,760,475
Unaccreted yield adjustments	(1,959)	(15,963)	(16,754)	(11,309)	(24,426)
Loans receivable, net of yield adjustments	5,784,246	5,732,787	5,758,336	5,745,629	5,736,049
Less: allowance for credit losses on loans	(44,923)	(44,939)	(44,930)	(44,867)	(46,872)
Net loans receivable	$5,739,323	$5,687,848	$5,713,406	$5,700,762	$5,689,177

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$—	$—	$—	$—	$—
Nonaccrual loans	39,854	39,882	39,546	28,089	37,912
Total nonperforming loans	39,854	39,882	39,546	28,089	37,912
Nonaccrual loans held-for-sale	—	—	—	9,700	—
Other real estate owned	—	—	—	11,982	12,956
Total nonperforming assets	$39,854	$39,882	$39,546	$49,771	$50,868

Nonperforming loans (% total loans)	0.69%	0.70%	0.69%	0.49%	0.66%
Nonperforming assets (% total assets)	0.51%	0.52%	0.50%	0.63%	0.64%

Classified loans	$119,534	$118,700	$115,772	$94,676	$98,616

Allowance for credit losses on loans (ACL):
ACL to total loans	0.78%	0.78%	0.78%	0.78%	0.81%
ACL to nonperforming loans	112.72%	112.68%	113.61%	159.73%	123.63%
Net charge-offs	$124	$3,518	$286	$4,110	$2,107
Average net charge-off rate (annualized)	0.01%	0.25%	0.02%	0.29%	0.15%

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Funding composition:
Deposits:
Non-interest-bearing deposits	$592,099	$598,367	$586,089	$584,130	$595,141
Interest-bearing demand	2,247,685	2,308,915	2,349,032	2,347,262	2,236,573
Savings	681,709	643,481	630,456	646,182	689,163
Certificates of deposit (retail)	1,215,746	1,199,127	1,235,261	1,283,676	1,300,382
Certificates of deposit (brokered and listing service)	733,273	408,234	408,212	458,380	612,909
Interest-bearing deposits	4,878,413	4,559,757	4,622,961	4,735,500	4,839,027
Total deposits	5,470,512	5,158,124	5,209,050	5,319,630	5,434,168

Borrowings:
Federal Home Loan Bank advances	1,209,888	1,534,789	1,457,178	1,432,055	1,456,933
Overnight borrowings	270,000	175,000	265,000	235,000	170,000
Total borrowings	1,479,888	1,709,789	1,722,178	1,667,055	1,626,933

Total funding	$6,950,400	$6,867,913	$6,931,228	$6,986,685	$7,061,101

Loans as a % of deposits	105.1%	110.4%	109.8%	107.4%	104.8%
Deposits as a % of total funding	78.7%	75.1%	75.2%	76.1%	77.0%
Borrowings as a % of total funding	21.3%	24.9%	24.8%	23.9%	23.0%

Uninsured deposits:
Uninsured deposits (reported) (1)	$1,799,726	$1,772,623	$1,760,740	$1,813,122	$1,734,288
Uninsured deposits (adjusted) (2)	$773,375	$764,447	$718,026	$694,510	$683,265
_________________________
(1)Uninsured deposits of Kearny Bank.
(2)Uninsured deposits of Kearny Bank adjusted to exclude deposits of its wholly-owned subsidiary and holding company and collateralized deposits of state and local governments.

Kearny Financial Corp.
Consolidated Statements of Income (Loss)
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Interest income
Loans	$66,331	$65,819	$64,035	$63,384	$62,769
Taxable investment securities	14,384	14,802	15,490	16,756	16,265
Tax-exempt investment securities	71	80	85	84	87
Other interest-earning assets	2,466	2,289	2,475	2,401	2,047
Total interest income	83,252	82,990	82,085	82,625	81,168

Interest expense
Deposits	35,018	32,187	32,320	30,340	27,567
Borrowings	15,788	17,527	15,446	16,446	14,441
Total interest expense	50,806	49,714	47,766	46,786	42,008
Net interest income	32,446	33,276	34,319	35,839	39,160
Provision for credit losses	108	3,527	349	2,105	245
Net interest income after provision for credit losses	32,338	29,749	33,970	33,734	38,915

Non-interest income
Fees and service charges	635	580	657	624	748
Loss on sale and call of securities	—	—	—	(18,135)	—
Gain (loss) on sale of loans	200	111	(712)	104	215
Loss on sale of other real estate owned	—	—	—	(974)	—
Income from bank owned life insurance	2,567	3,209	3,039	1,162	1,666
Electronic banking fees and charges	391	1,130	464	396	367
Other income	833	776	755	811	1,014
Total non-interest income	4,626	5,806	4,203	(16,012)	4,010

Non-interest expense
Salaries and employee benefits	17,498	17,266	16,911	17,282	17,761
Net occupancy expense of premises	2,798	2,738	2,863	2,674	2,758
Equipment and systems	3,860	3,785	3,823	3,814	3,801
Advertising and marketing	342	480	387	301	228
Federal deposit insurance premium	1,563	1,532	1,429	1,495	1,524
Directors' compensation	361	360	360	393	393
Goodwill impairment	—	97,370	—	—	—
Other expense	3,364	3,020	3,286	3,808	3,309
Total non-interest expense	29,786	126,551	29,059	29,767	29,774
Income (loss) before income taxes	7,178	(90,996)	9,114	(12,045)	13,151
Income taxes	1,086	(917)	1,717	1,782	3,309
Net income (loss)	$6,092	$(90,079)	$7,397	$(13,827)	$9,842

Net income (loss) per common share (EPS)
Basic	$0.10	$(1.45)	$0.12	$(0.22)	$0.16
Diluted	$0.10	$(1.45)	$0.12	$(0.22)	$0.16

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.11	$0.11
Cash dividends declared	$6,896	$6,903	$6,844	$6,882	$6,989
Dividend payout ratio	113.2%	-7.7%	92.5%	-49.8%	71.0%

Weighted average number of common shares outstanding
Basic	62,389	62,254	62,205	62,299	63,014
Diluted	62,420	62,254	62,211	62,299	63,061

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
(Dollars in Thousands)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Assets
Interest-earning assets:
Loans receivable, including loans held-for-sale	$5,761,593	$5,743,008	$5,752,477	$5,726,321	$5,788,074
Taxable investment securities	1,314,945	1,343,541	1,382,064	1,509,165	1,516,393
Tax-exempt investment securities	12,244	13,737	14,614	15,025	15,483
Other interest-earning assets	131,981	128,257	125,155	139,740	130,829
Total interest-earning assets	7,220,763	7,228,543	7,274,310	7,390,251	7,450,779
Non-interest-earning assets	467,670	466,537	577,411	554,335	568,723
Total assets	$7,688,433	$7,695,080	$7,851,721	$7,944,586	$8,019,502

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,282,608	$2,310,521	$2,378,831	$2,301,169	$2,245,831
Savings	668,240	631,622	635,226	664,926	719,508
Certificates of deposit	1,755,589	1,613,798	1,705,513	1,824,316	1,968,512
Total interest-bearing deposits	4,706,437	4,555,941	4,719,570	4,790,411	4,933,851
Borrowings:
Federal Home Loan Bank advances	1,325,583	1,507,192	1,428,801	1,513,497	1,386,473
Other borrowings	237,011	228,461	210,989	142,283	158,098
Total borrowings	1,562,594	1,735,653	1,639,790	1,655,780	1,544,571
Total interest-bearing liabilities	6,269,031	6,291,594	6,359,360	6,446,191	6,478,422
Non-interest-bearing liabilities:
Non-interest-bearing deposits	599,095	589,438	581,870	597,294	612,251
Other non-interest-bearing liabilities	69,629	62,978	65,709	62,387	66,701
Total non-interest-bearing liabilities	668,724	652,416	647,579	659,681	678,952
Total liabilities	6,937,755	6,944,010	7,006,939	7,105,872	7,157,374
Stockholders' equity	750,678	751,070	844,782	838,714	862,128
Total liabilities and stockholders' equity	$7,688,433	$7,695,080	$7,851,721	$7,944,586	$8,019,502

Average interest-earning assets to average interest-bearing liabilities	115.18%	114.89%	114.39%	114.65%	115.01%

Kearny Financial Corp.
Performance Ratio Highlights

	Three Months Ended
	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Average yield on interest-earning assets:
Loans receivable, including loans held-for-sale	4.61%	4.58%	4.45%	4.43%	4.34%
Taxable investment securities	4.38%	4.41%	4.48%	4.44%	4.29%
Tax-exempt investment securities (1)	2.32%	2.32%	2.32%	2.25%	2.25%
Other interest-earning assets	7.47%	7.14%	7.91%	6.87%	6.26%
Total interest-earning assets	4.61%	4.59%	4.51%	4.47%	4.36%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	3.13%	3.06%	3.08%	2.91%	2.58%
Savings	1.05%	0.63%	0.46%	0.44%	0.47%
Certificates of deposit	3.51%	3.35%	3.11%	2.82%	2.49%
Total interest-bearing deposits	2.98%	2.83%	2.74%	2.53%	2.23%
Borrowings:
Federal Home Loan Bank advances	3.82%	3.86%	3.55%	3.82%	3.54%
Other borrowings	5.28%	5.24%	5.22%	5.65%	5.46%
Total borrowings	4.04%	4.04%	3.77%	3.97%	3.74%
Total interest-bearing liabilities	3.24%	3.16%	3.00%	2.90%	2.59%

Interest rate spread (2)	1.37%	1.43%	1.51%	1.57%	1.77%
Net interest margin (3)	1.80%	1.84%	1.89%	1.94%	2.10%

Non-interest income to average assets (annualized)	0.24%	0.30%	0.21%	-0.81%	0.20%
Non-interest expense to average assets (annualized)	1.55%	6.58%	1.48%	1.50%	1.49%

Efficiency ratio (4)	80.35%	323.81%	75.43%	150.13%	68.97%

Return on average assets (annualized)	0.32%	-4.68%	0.38%	-0.70%	0.49%
Return on average equity (annualized)	3.25%	-47.97%	3.50%	-6.59%	4.57%
Return on average tangible equity (annualized) (5)	3.89%	3.33%	4.68%	-8.84%	6.07%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

The following tables provide a reconciliation of certain financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) (as reported) and non-GAAP measures. These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.
Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Adjusted net income:
Net income (loss) (GAAP)	$6,092	$(90,079)	$7,397	$(13,827)	$9,842
Non-recurring transactions - net of tax:
Net effect of sale and call of securities	—	—	—	12,876	—
Net effect of bank-owned life insurance restructure	—	392	—	6,286	—
Goodwill impairment	—	95,283	—	—	—
Adjusted net income	$6,092	$5,596	$7,397	$5,335	$9,842

Calculation of pre-tax, pre-provision net revenue:
Net income (loss) (GAAP)	$6,092	$(90,079)	$7,397	$(13,827)	$9,842
Adjustments to net income (GAAP):
Provision for income taxes	1,086	(917)	1,717	1,782	3,309
Provision for credit losses	108	3,527	349	2,105	245
Pre-tax, pre-provision net revenue (non-GAAP)	$7,286	$(87,469)	$9,463	$(9,940)	$13,396

Adjusted earnings per share:
Weighted average common shares - basic	62,389	62,254	62,205	62,299	63,014
Weighted average common shares - diluted	62,420	62,330	62,211	62,367	63,061

Earnings per share - basic (GAAP)	$0.10	$(1.45)	$0.12	$(0.22)	$0.16
Earnings per share - diluted (GAAP)	$0.10	$(1.45)	$0.12	$(0.22)	$0.16

Adjusted earnings per share - basic (non-GAAP)	$0.10	$0.09	$0.12	$0.09	$0.16
Adjusted earnings per share - diluted (non-GAAP)	$0.10	$0.09	$0.12	$0.09	$0.16

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.12	$(1.41)	$0.15	$(0.16)	$0.21
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.12	$(1.40)	$0.15	$(0.16)	$0.21

Adjusted return on average assets:
Total average assets	$7,688,433	$7,695,080	$7,851,721	$7,944,586	$8,019,502

Return on average assets (GAAP)	0.32%	-4.68%	0.38%	-0.70%	0.49%
Adjusted return on average assets (non-GAAP)	0.32%	0.29%	0.38%	0.27%	0.49%

Adjusted return on average equity:
Total average equity	$750,678	$751,070	$844,782	$838,714	$862,128

Return on average equity (GAAP)	3.25%	-47.97%	3.50%	-6.59%	4.57%
Adjusted return on average equity (non-GAAP)	3.25%	2.98%	3.50%	2.54%	4.57%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
Adjusted return on average tangible equity:
Total average equity	$750,678	$751,070	$844,782	$838,714	$862,128
Less: average goodwill	(113,525)	(113,525)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(1,886)	(2,006)	(2,138)	(2,277)	(2,411)
Total average tangible equity	$635,267	$635,539	$631,749	$625,542	$648,822

Return on average tangible equity (non-GAAP)	3.89%	3.33%	4.68%	-8.84%	6.07%
Adjusted return on average tangible equity (non-GAAP)	3.89%	3.58%	4.68%	3.41%	6.07%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$29,786	$126,551	$29,059	$29,767	$29,774
Non-recurring transactions:
Goodwill impairment	—	(97,370)	—	—	—
Non-interest expense (non-GAAP)	$29,786	$29,181	$29,059	$29,767	$29,774

Non-interest expense ratio (GAAP)	1.55%	6.58%	1.48%	1.50%	1.49%
Adjusted non-interest expense ratio (non-GAAP)	1.55%	1.52%	1.48%	1.50%	1.49%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$29,786	$29,181	$29,059	$29,767	$29,774

Net interest income (GAAP)	$32,446	$33,276	$34,319	$35,839	$39,160
Total non-interest income (GAAP)	4,626	5,806	4,203	(16,012)	4,010
Non-recurring transactions:
Net effect of sale and call of securities	—	—	—	18,135	—
Net effect of bank-owned life insurance restructure	—	392	—	573	—
Total revenue (non-GAAP)	$37,072	$39,474	$38,522	$38,535	$43,170

Efficiency ratio (GAAP)	80.35%	323.81%	75.43%	150.13%	68.97%
Adjusted efficiency ratio (non-GAAP)	80.35%	73.92%	75.43%	77.25%	68.97%